Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ADTRAN, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas R. Stanton, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas R. Stanton
Thomas R. Stanton
Chief Executive Officer and Chairman of the Board
Date: February 24, 2015

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ADTRAN, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James E. Matthews, Senior Vice President – Finance and Chief Financial Officer, Treasurer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance,
Chief Financial Officer, Treasurer,
Secretary and Director
Date: February 24, 2015